Fund Summary
October 31, 2016

Meridian Equity Income Fund

Link to Prospectus	Link to SAI

Legacy Class Shares: MEIFX; Institutional Class Shares: MRREX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.meridianfund.com/literature/regulatory-documents. To obtain a prospectus, please contact your investment representative or the Fund’s transfer agent at 800-446-6662. The Fund’s prospectus and statement of additional information, each dated October 31, 2016, along with the Fund’s most recent annual report dated June 30, 2016, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective

The MERIDIAN EQUITY INCOME FUND seeks long-term growth of capital along with income as a component of total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Legacy Class Shares[1]
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%
Dividend and Interest Expense on Securities Sold Short	0.04%
Other Expenses	0.35%
Total Annual Fund Operating Expenses[2]	1.27%
Fee Waivers and/or Expense Reimbursements and Recoupment	0.02%[5]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement and Recoupment[3]	1.29%[4]

1.	As of the date of this prospectus, Institutional Class shares are not publicly offered.
2.

Please note that Total Annual Fund Operating Expenses in the table above does not correlate to the ratio of Operating Expenses Before Waivers/Reimbursements/Reductions to Average Net Assets found in the “Financial Highlights” section of this prospectus since the latter reflects the operating expenses of the Fund and does not include Dividend and Interest Expense on Securities Sold Short.

3.

The Investment Adviser has agreed to waive a portion of the investment advisory and/or administration fees and/or reimburse other expenses of the Meridian Equity Income Fund so that the ratio of expenses to average net assets of the Meridian Equity Income Fund (excluding acquired fund fees and expenses, dividend expenses on securities sold short, and interest expenses on short sales) does not exceed 1.25% for the Legacy Class. This expense limitation may not be amended or withdrawn until one year after the date of this prospectus. To the extent acquired fund fees are excluded from the waiver and reimbursement calculation, “Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements” will be higher. The total annual fund operating expenses in this fee table may therefore differ from the expense ratios in the financial highlights in this prospectus because the financial highlights include only the Fund’s direct operating expenses and do not include fees or expenses incurred indirectly by the Fund through its investments in the underlying fund(s).

[4].

For a period not to exceed three (3) years on which a waiver of reimbursement in excess of the expense limitation is made by the Investment Adviser, the Fund will carry forward, and may repay the Investment Adviser such amounts; provided that the Fund is able to effect such reimbursement and maintain the expense limitation in effect at the time of the waiver.

5.	Positive waiver reflects recoupment by the Adviser.

Meridian Funds | www.meridianfund.com

Meridian Equity Income Fund

Link to Prospectus	Link to SAI

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Legacy Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same and the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement and Recoupment shown above will only be in place for the length of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Legacy Class Shares	$131	$405	$699	$1,536

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2016, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of dividend-paying equity securities of U.S. companies that have the potential for capital appreciation and which the Investment Adviser believes may have the capacity to raise dividends in the future. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. Equity securities include, but are not limited to, common and preferred stocks as well as convertible securities, such as options, in domestic and foreign companies. The Fund may invest in securities of companies with any capitalization across a broad range of industries. These may include companies that are relatively small in terms of assets, revenues and earnings. The mix of the Fund’s investments at any time will depend on the industries and types of securities the Investment Adviser believes hold the most potential for achieving the Fund’s investment objective. The Fund may invest up to 25% of its total assets, calculated at the time of purchase, in securities of foreign companies, including emerging market companies. The Fund may also invest its assets in debt or fixed income securities including higher yield, higher risk, lower rated or unrated corporate bonds commonly referred to as “junk bonds.” These are bonds that are rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard and Poor’s Ratings Services (“S&P”) or are in default or unrated but of comparable quality as determined by the Investment Adviser. The Fund generally sells investments when the Investment Adviser concludes that the long-term growth or dividend prospects of the company have deteriorated, or the issuer’s circumstances or the political or economic outlook relative to the security have changed, and better investment opportunities exist in other securities.

Principal Investment Risks

There are risks involved with any investment. The principal risks associated with an investment in the Fund, which could adversely affect its net asset value, yield and return, are set forth below. Please see the section “Further Information About Principal Risks” in this prospectus for a more detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

An investment in the Fund may lose money and is not a deposit of a bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Investment Strategy Risk — The Investment Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective of long-term growth of capital along with income as a component of total return. There is no assurance that the Investment Adviser’s investment strategies or securities selection method will achieve that investment objective.

Meridian Funds | www.meridianfund.com

Meridian Equity Income Fund

Link to Prospectus	Link to SAI

Equity Securities Risk — Equity securities fluctuate in price and value in response to many factors including historical and prospective earnings of the issuer and its financial condition, the value of its assets, general economic conditions, interest rates, investors’ perceptions and market liquidity.

Market Risk — The value of the Fund’s investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. As a result, the value of your investment in the Fund may be more or less than your purchase price.

Income Risk — The Fund may not be able to pay distributions or may have to reduce its distribution level if the amount of dividends and/or interest received by the Fund on the securities it holds declines or is insufficient to pay such distributions.

Small Company Risk — Generally, the smaller the capitalization of a company, the greater the risk associated with an investment in the company. The stock prices of small capitalization and newer companies tend to fluctuate more than those of larger capitalized and/or more established companies and generally have a smaller market for their shares than do large capitalization companies.

Foreign Securities Risk — Investments in foreign securities may be subject to more risks than those associated with U.S. investments, including currency fluctuations, political and economic instability and differences in accounting, auditing and financial reporting standards. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. In addition, emerging market securities involve greater risk and more volatility than those of companies in more developed markets. Significant levels of foreign taxes are also a risk related to foreign investments.

High Yield Bond Risk — Debt securities that are rated below investment grade (commonly referred to as “junk bonds”) involve a greater risk of default or price declines than investment grade securities. The market for high-yield, lower rated securities may be smaller and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

Debt Securities Risk — Debt securities are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest when due and includes the risk of default. Interest rate risk is the risk of losses due to changes in interest rates. Liquidity risk is the risk that the Fund may not be able to sell portfolio securities because there are too few buyers for them.

Options Risk — Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.

Sector Concentration Risk — The Fund may concentrate its investments in companies that are in a single sector or related sector. Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are concentrated, the Fund may perform poorly during that period.

Securities Lending Risk — The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Performance

The bar chart and table below show the Fund’s historical performance and provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund’s Legacy Class shares from year-to-year. Prior to November 1, 2013, the Fund offered a single class of shares which is now known as Legacy Class shares.

The table shows how the Fund’s average annual returns compare with those of the Fund’s benchmark, the S&P 500® Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by visiting www.meridianfund.com or by calling 1-800-446-6662.

Meridian Funds | www.meridianfund.com

Meridian Equity Income Fund

Link to Prospectus	Link to SAI

Year-by-Year Total Returns as of 12/31

During the period covered by this bar chart, the Fund’s Legacy Class shares highest quarterly return was 20.06% (for the quarter ended September 30, 2009); and the lowest quarterly return was –21.28% (for the quarter ended December 31, 2008).

For the period January 1, 2016 through September 30, 2016, the total return of the Fund’s Legacy Class shares was 9.00%.

Average Annual Total Returns

(For the year ended December 31, 2015)

MERIDIAN EQUITY INCOME FUND	1 Year	5 Years	10 Years	Life of Class
Legacy Class Shares (1/31/2005)
Return Before Taxes	(0.96)%	9.39%	6.39%	6.40%
Return After Taxes on Distributions	(1.91)%	7.99%	5.35%	5.41%
Return After Taxes on Distributions and Sale of Fund Shares[1]	0.25%	7.48%	5.17%	5.18%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	1.39%	12.55%	7.30%	7.38%

[1]

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred on the sale of the shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Meridian Funds | www.meridianfund.com

Meridian Equity Income Fund

Link to Prospectus	Link to SAI

Management

Arrowpoint Asset Management, LLC.

Portfolio Manager

Minyoung Sohn, CFA, serves as Portfolio Manager of the Fund. Mr. Sohn, who joined the Investment Adviser in 2008 has served as Portfolio Manager of the Fund since October 31, 2014.

Purchase and Sale of Fund Shares

The following table shows the minimum investment amounts for purchasing share classes of the Meridian Equity Income Fund.

Class	Minimum Initial Investment	Minimum Subsequent Investment
Legacy Class Shares[1]	$1,000	$50

[1]	Effective as of March 1, 2014, Legacy Class Shares of each Fund are not offered to the public, except under certain limited circumstances.

The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Investment Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum.

In general, subject to share class eligibility criteria, you may purchase, redeem or exchange shares of the Funds directly with MERIDIAN FUND, INC.® on any day the New York Stock Exchange is open for regular trading, in the following ways:

Regular Mail	Express Mail	By Telephone or Wire	By Internet
MERIDIAN FUND, INC.® P.O. Box 9792 Providence, RI 02940-9694	MERIDIAN FUND, INC.® 4400 Computer Drive Westborough, MA 01581-1722	1-800-446-6662	www.meridianfund.com.

You may also purchase, redeem or exchange shares of the Funds by contacting your advisor or other financial intermediary. If you maintain your account with a financial intermediary, you must contact that intermediary to purchase, redeem or exchange shares of the Funds in or from your account with the intermediary. The Funds will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions made through our web site if the Funds follow reasonable security procedures designed to verify the identity of the investor. For telephone transactions, the Funds will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, the Funds recommend the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify the Funds immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone or the Internet, call Shareholder Services for instructions.

Tax Information

Any distributions you receive from a Fund will be taxable as ordinary income or capital gains or, in some cases, qualified dividend income subject to tax at maximum federal rates applicable to long term capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan. However, subsequent withdrawals from such a tax advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related entities may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your advisor to recommend the Fund or one share class over another investment or share class, as applicable. Ask your advisor or financial intermediary for more information.

Meridian Funds | www.meridianfund.com